UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (Date of earliest event reported): March 15, 2023

 SEALED AIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12139	65-0654331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte	North Carolina	28208
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (980)-221-3235
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	SEE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Hiring of Dustin Semach as Chief Financial Officer Designate
On March 15, 2023, Sealed Air Corporation (the “Company”) entered into an offer letter agreement with Mr. Dustin Semach, which offer letter agreement was amended on March 20, 2023 (as so amended, the “Offer Letter”), pursuant to which Mr. Semach will serve as the Company’s Chief Financial Officer Designate, effective as of April 17, 2023. In connection with such Offer Letter, the Company’s Board of Directors approved the appointment of Mr. Semach as the Company’s Chief Financial Officer effective on the first business day after the Company files its Form 10-Q for the first quarter 2023.
Mr. Semach most recently served as Chief Financial Officer at TTEC Holdings, Inc., a global customer experience technology and services provider, since Q3 2021, after joining TTEC in 2020 as part of its planned CFO succession. Prior to joining TTEC, in 2019, Mr. Semach served as Chief Financial Officer at Rackspace Technology, Inc., a global cloud services provider, and prior to that held key leadership roles at DXC Technology Company, Computer Sciences Corporation and International Business Machines Corporation. Mr. Semach holds a bachelor’s degree in computer science from Clemson University and a master’s in business administration from Northeastern University.
The Offer Letter addresses Mr. Semach's compensation as follows:
•Sign-On Bonus. Mr. Semach will receive a cash sign-on bonus of $300,000 following his start date, which is subject to repayment to the Company in the event that Mr. Semach voluntarily resigns within the first year of his employment.
•New Hire Equity Awards. The Offer Letter provides that Mr. Semach will be granted two new-hire equity awards, one that is time-vesting and the other that is performance-vesting. The time-vesting award will be in the form of time-vesting restricted stock units (“RSUs”) valued at $1,500,000. The RSUs will vest in three substantially equal annual installments starting on the first anniversary of the grant date, subject to earlier vesting in case of Mr. Semach’s death or disability or his involuntary termination following a change in control of the Company in accordance with the Company’s standard form of restricted stock unit award agreement. The performance-vesting award will be in the form of performance vesting stock units (“PSUs”) valued at $1,500,000 and will be subject to specific performance goals and other terms, as will be specified in the formal award agreement for these PSUs.
•Annual Compensation. Under the terms of the Offer Letter, Mr. Semach will receive an annual base of $640,000, to be reviewed annually, and will be eligible for an annual bonus in accordance with the Company’s bonus program for senior executives. For 2023, he will have a target bonus equal to 80% of his base salary (with a maximum bonus of 200% of target). Mr. Semach will also be eligible for annual grants of long-term incentive awards consistent with awards for other senior executives, with his 2024 grants targeted at 200% of his base salary.
•Other. Mr. Semach will be expected to relocate to the Company’s Charlotte, NC headquarters. He will be eligible to receive relocation benefits pursuant to the Company’s relocation policy.
Upon effectiveness of his appointment as Chief Financial Officer, Mr. Semach also will serve as interim principal accounting officer of the Company while the Company names a permanent replacement to fill that role. Mr. Semach will not receive any additional compensation in connection with serving as principal accounting officer of the Company on an interim basis.
There are no family relationships between Mr. Semach and the Company’s directors and executive officers, no arrangements or understandings between Mr. Semach and any other person requiring disclosure under Item 401(b) of Regulation S-K and no transactions with related persons requiring disclosure under Item 404(a) of Regulation S-K.
The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter and its amendment attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, which are incorporated herein by reference.
Retirement of Christopher J. Stephens as Chief Financial Officer
As previously disclosed, Christopher J. Stephens, who currently serves as the Company’s Chief Financial Officer and interim principal accounting officer, will continue to serve as Chief Financial Officer and interim principal accounting officer until Mr. Semach assumes such roles, which is expected to occur following the filing of the Company’s Quarterly Report on Form 10-Q for the first quarter 2023, after which Mr. Stephens will retire.

Item 7.01    Regulation FD Disclosure.

A copy of the press release announcing the matters referenced in Item 5.02 is furnished with this Current Report on Form 8-K as Exhibit 99.1.
The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Offer Letter, dated March 15, 2023, between Dustin Semach and Sealed Air Corporation
10.2	Offer Letter Amendment, dated March 20, 2023, between Dustin Semach and Sealed Air Corporation
99.1	Press Release issued by Sealed Air Corporation, dated March 21, 2023.
104	Cover Page Interactive Data File (formatted as Inline XBRL and embedded within document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Angel S. Willis
	Name:	Angel S. Willis
	Title:	Vice President, General Counsel and Secretary
(Duly Authorized Officer)
Dated: March 21, 2023